ACQUISITION OF LA PRECIOSA (Tables)	9 Months Ended
Sep. 30, 2023
Schedule of fair values of assets acquired and liabilities assumed
Cash paid	$15,301
Note payable	4,665
Common shares	14,630
Share purchase warrants	2,240
Total purchase consideration	36,836
Transaction costs	270
Total acquisition cost	$37,106

Cash	$168
Other current assets	1,121
Plant and equipment	1,621
Exploration and evaluation assets	34,524
Accounts payable	(328)
Net assets acquired	$37,106